UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 10, 2012 (September 10, 2012)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of SM Energy Company (the “Company”) has completed its competitive process to review the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2013. This process included consideration of audit firms in addition to Deloitte & Touche LLP (“D&T”), which is the firm that the Audit Committee engaged to act as the Company's independent auditor for the audit for the year ending December 31, 2012. The decision to evaluate more than one potential audit firm reflected the scheduled required rotation of the lead audit partner of D&T.
Upon completion of this process, on September 10, 2012, the Audit Committee engaged Ernst & Young LLP (“EY”) as its new independent registered accounting firm for the year ending December 31, 2013.
D&T will continue as the Company's independent registered public accounting firm until completion of D&T's procedures regarding the Company's consolidated financial statements as of and for the year ending December 31, 2012, management's report on the Company's internal control over financial reporting as of December 31, 2012, and the Company's 2012 Annual Report on Form 10-K in which such consolidated financial statements and such report will be included.
The reports of D&T on the Company's consolidated financial statements as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2011 and 2010, and through September 10, 2012, there were no (a) disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K. The Company will update the foregoing disclosures when D&T ceases to be the Company's independent registered public accounting firm.
The Company provided D&T with a copy of the foregoing disclosures and requested from D&T a letter indicating it agrees with such disclosures. A copy of D&T's letter dated September 10, 2012 is attached herewith as Exhibit 16.1.
During the years ended December 31, 2011 and 2010 and through September 10, 2012, the Company did not consult with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is filed as part of this report:
	Exhibit 16.1	Letter of Deloitte & Touche LLP, dated September 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	September 10, 2012	By:	/s/ David W. Copeland
David W. Copeland
Senior Vice President, General Counsel and Corporate Secretary